UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 26, 2006


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Jersey                   1-10518                22-2553159
          ----------                   -------                ----------
  (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)           File Number)         Identification No.)


     Park 80 West/Plaza Two, Saddlebrook, NJ                  07663
     ---------------------------------------                  -----
     (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
                                 ______________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition

         On April 26, 2006, Interchange Financial Services Corporation issued a press release reporting earnings for the first quarter of 2006. A copy of that release is furnished as Exhibit 99.1 to this Report.

Item 9.01     Financial Statements and Exhibits

(d) The following document is furnished as an exhibit to this Current Report on Form 8-K:

         Exhibit No.   Description
         ___________   ___________

         99.1          Press Release dated April 26, 2006 of the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated:  May 1, 2006           INTERCHANGE FINANCIAL
                                       SERVICES CORPORATION


                                       By:  /s/ Charles T. Field
                                           _____________________
                                       Name:    Charles T. Field
                                       Title:   SVP and Chief Financial Officer



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                                  Exhibit Index

Exhibit No.    Description
___________    ___________

99.1           Press Release, dated April 26, 2006, of the Registrant.